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Dynamic Credit Collateral Analysis
WMLT 2005-WMC1

***Use only the collateral supporting the tranche we are buying***

***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***

I. FICO and LTV

                                               Row - %             Wtd Avg       Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
   FICO Low     FICO High       LTV        Total Collateral    Curr. Bal./Loan     FICO       DTI        LTV        GWAC       % SFD
   --------     ---------       ---        ----------------    ---------------     ----       ---        ---        ----       -----
           500          524        > 65%         1.94             207,369.56       512         40       78.55       8.203      82.29
           525          574        > 65%         4.99             212,477.79       557       41.42         82       7.663      82.31
           575          599        > 65%         7.64             162,616.47       589       41.13      82.87       7.227      73.16
           600          619        > 70%        12.20             170,129.48       609       41.75       84.1       7.318      73.80
           620          639        > 70%        12.66             186,861.25       629       40.73      83.48       7.16       75.31
           640          659        > 70%        14.57             193,981.36       649       41.98      83.61       7.066      65.12
           660          679        > 80%         4.55             136,451.65       668       40.32      93.21       7.84       63.19
           680          699        > 80%         2.38             109,886.93       688       39.57       94.3       8.168      75.85
           700          724        > 80%         2.15             110,237.04       710       40.44      94.11       8.053      72.60
           725          749        > 80%         1.29             106,181.78       737       42.33      94.55       7.995      66.48
           750 max                 > 90%         0.68              77,890.83       772        42.4      99.18       8.957      49.57

   FICO Low     FICO High       % PUD      % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc
   --------     ---------       -----      -----------     ----------    -----------    ----------     ---------     --------
           500          524     10.71        100.00           0.00           0.65          56.45         21.45         0.00
           525          574     8.23          97.92           1.18           3.67          51.63         23.57         0.00
           575          599     15.41         97.95           0.72           2.31          59.40         19.52         0.00
           600          619     14.24         97.22           1.05           3.60          39.63         16.23         0.00
           620          639     11.19         95.84           2.17           4.26          33.21         18.86         0.00
           640          659     16.40         95.90           3.07           7.53          34.76         14.49         0.00
           660          679     15.37         93.41           3.89           8.35          33.17         22.36         0.00
           680          699      8.29         90.49           3.73           8.65          16.14         22.12         0.00
           700          724      7.89         85.11          11.83           6.27          26.05         16.82         0.00
           725          749      9.92         88.20           5.96          12.45          17.46         8.12          0.00
           750 max              11.01         84.37           2.88          22.27          30.03         11.54         0.00
                                                         % With
   FICO Low     FICO High       % MI     % Int Only      Seconds
   --------     ---------       ----     ----------      -------
           500          524      0          0.00         0.00
           525          574      0          2.34         0.00
           575          599      0         11.39         7.17
           600          619      0         13.74        10.78
           620          639      0         20.31        11.26
           640          659      0         24.51        12.63
           660          679      0         23.27        35.25
           680          699      0         15.91        50.90
           700          724      0         22.45        50.33
           725          749      0         20.44        54.66
           750 max               0          0.00        83.07


II. LTV and DTI

                                               Row - %             Wtd Avg       Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
   LTV Low       LTV High       DTI        Total Collateral    Curr. Bal./Loan     FICO       DTI        LTV        GWAC       % SFD
   -------       --------       ---        ----------------    ---------------     ----       ---        ---        ----       -----
        70.00%       79.99%        > 50%         0.96             308,702.16       635       53.42      74.54       6.736      40.93
        80.00%       84.99%        > 50%         2.52             225,255.02       643       53.37      80.14       6.649      65.20
        85.00%       89.99%        > 50%         0.33             256,462.72       609       52.93         85       6.982      70.73
        90.00%       94.99%        > 50%         0.71             262,788.00       647       53.94      90.44       7.002      79.66
        95.00%       99.99%        > 50%         0.60             223,226.28       633       53.52      95.15       7.636      44.20
       100.00%      109.99%        > 50%         0.37              63,678.79       651       53.81        100       9.925      62.99
       110.00% max                 > 50%

   LTV Low       LTV High      % PUD      % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc
   -------       --------      -----      -----------     ----------    -----------    ----------     ---------     --------
        70.00%       79.99%    32.37         91.17           8.83          15.06          41.02         34.46         0.00
        80.00%       84.99%    13.36         92.41            3.91          5.88          58.96         19.48         0.00
        85.00%       89.99%    0.00          97.42            2.58          0.00          74.90         22.52         0.00
        90.00%       94.99%    0.00          73.08           13.40         14.01          72.46          6.00         0.00
        95.00%       99.99%    25.70         78.33           17.23         10.84          45.09         54.91         0.00
       100.00%      109.99%    23.06         93.73            0.00          2.25          48.44         30.11         0.00
       110.00% max
                                                         % With
   LTV Low       LTV High       % MI     % Int Only      Seconds
   -------       --------       ----     ----------      -------
        70.00%       79.99%      0          0.00         0.00
        80.00%       84.99%      0         12.57         0.00
        85.00%       89.99%      0          0.00         0.00
        90.00%       94.99%      0         12.29         1.21
        95.00%       99.99%      0         12.99         1.12
       100.00%      109.99%      0          0.00       100.00
       110.00% max


III. DTI and FICO

                                               Row - %            Wtd Avg        Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
   DTI Low       DTI High       FICO       Total Collateral   Curr. Bal./Loan      FICO       DTI        LTV        GWAC       % SFD
   -------       --------       ----       ----------------   ---------------      ----       ---        ---        ----       -----
        20.00%       29.99%        < 550         0.51            212,682.14        522       25.87      76.79       8.108      80.93
        30.00%       34.99%        < 600         1.61            177,492.04        563       32.55      78.76       7.554      86.07
        35.00%       39.99%        < 675        11.04            190,441.81        625       37.14      81.24       7.159      74.19
        40.00%       44.99%        < 675        17.41            199,483.96        623       42.28      81.69        7.16      72.53
        45.00%       49.99%        < 700        22.26            196,005.30        631       46.86      81.81       7.186      70.93
        50.00%       54.99%        < 750         9.52            190,652.88        637          51      82.72       7.148      68.11
           56% max                 < 750         1.48            222,336.29        633       56.32      82.98       6.849      49.77

   DTI Low       DTI High      % PUD      % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc
   -------       --------      -----      -----------     ----------    -----------    ----------     ---------     --------
        20.00%       29.99%    12.28         97.32           2.68           2.68          45.95         34.31         0.00
        30.00%       34.99%    8.34          94.47           3.48           0.00          58.64         10.88         0.00
        35.00%       39.99%    13.80         97.44           2.30           4.67          32.13         16.28         0.00
        40.00%       44.99%    13.26         97.31           1.67           5.74          37.01         15.56         0.00
        45.00%       49.99%    15.74         96.88           1.59           4.62          34.20         14.00         0.00
        50.00%       54.99%    10.57         95.25           2.75           7.50          40.88         19.08         0.00
           56% max             17.82         75.96          15.86          10.64          56.49         35.83         0.00
                                                         % With
   DTI Low       DTI High       % MI     % Int Only      Seconds
   -------       --------       ----     ----------      -------
        20.00%       29.99%      0          0.00         0.00
        30.00%       34.99%      0          0.00         1.27
        35.00%       39.99%      0         23.46         9.70
        40.00%       44.99%      0         22.15         9.44
        45.00%       49.99%      0         16.38        10.24
        50.00%       54.99%      0         11.06         9.09
           56% max               0          5.34         5.49


IV. LIMITED AND STATED DOC

                                            Row - %              Wtd Avg         Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
   FICO Low            FICO High        Total Collateral     Curr. Bal./Loan       FICO       DTI        LTV        GWAC       % SFD
   --------            ---------        ----------------     ---------------       ----       ---        ---        ----       -----
           500          524                   0.56              218,586.99         513       39.34      74.51       7.94       74.83
           525          574                   1.31              231,961.63         555       39.29      81.55       7.733      80.56
           575          599                   1.58              254,275.55         589       38.37      81.46       6.845      73.33
           600          619                   2.13              179,554.30         610       42.02      83.12       7.023      70.71
           620          639                   2.56              237,880.19         629       39.25      82.18       6.823      71.31
           640          659                   2.13              255,299.41         649       42.78      83.62       6.867      57.99
           660          679                   2.72              246,188.18         668        35.2       84.6       6.567      65.32
           680          699                   1.91              269,569.58         688        39.5      81.94       6.402      75.58
           700          724                   1.21              190,184.70         711       40.26      83.73       6.284      73.33
           725          749                   0.77              217,658.75         736       35.19      80.05       6.306      41.75
           750 max                            0.68              241,210.67         773       35.18      78.03       6.148      77.14

   FICO Low            FICO High       % PUD      % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc
   --------            ---------       -----      -----------     ----------    -----------    ----------     ---------     --------
           500          524            10.98         92.13           7.87           2.27          0.00         100.00         0.00
           525          574             6.43         97.97           0.00           7.30          0.00         100.00         0.00
           575          599            19.37         99.11           0.00           0.00          0.00         100.00         0.00
           600          619            23.74         97.65           2.35           0.00          0.00         100.00         0.00
           620          639            12.79         96.45           3.55           3.97          0.00         100.00         0.00
           640          659            27.06         90.82           7.61           7.97          0.00         100.00         0.00
           660          679            13.58         93.02           3.71           6.46          0.00         100.00         0.00
           680          699             7.54         98.06           0.00           3.50          0.00         100.00         0.00
           700          724             9.23         95.16           2.99           4.12          0.00         100.00         0.00
           725          749            16.70         87.05           2.75          25.12          0.00         100.00         0.00
           750 max                      5.01         97.11           2.89           0.00          0.00         100.00         0.00

   FICO Low            FICO High       % MI     % Int Only       % CA          % NY          % FL
   --------            ---------       ----     ----------       ----          ----          ----
           500          524             0          0.00         52.63          0.00         28.32
           525          574             0          1.85         45.72          0.00         20.54
           575          599             0         28.36         65.78          0.00         10.91
           600          619             0         22.28         42.90          2.49          5.38
           620          639             0         37.67         60.23          0.00          3.38
           640          659             0         28.98         67.72          0.00          8.60
           660          679             0         48.08         61.23          0.00          2.39
           680          699             0         32.35         56.19          0.00          8.10
           700          724             0         50.19         58.33          8.08          0.00
           725          749             0         42.48         61.93          0.00          2.43
           750 max                      0         31.29         78.84          0.00          0.00

V. High LTV LOANS

                                   Row - %              Wtd Avg       Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
     LTV           LTV         Total Collateral     Curr. Bal./Loan     FICO       DTI        LTV        GWAC       % SFD      % PUD
     ---           ---         ----------------     ---------------     ----       ---        ---        ----       -----      -----
        80.00%       89.99%         62.22              254,769.38      657.00     41.10      80.59       6.64       69.48      14.20
        90.00%       94.99%          7.79              231,386.54      639.00     40.33      90.29       7.12       78.29      10.52
        95.00%       99.99%          4.79              175,657.50      635.00     41.60      95.15       7.92       65.10      11.16
       100.00%      109.99%          9.50               63,700.15      666.00     41.42      100.00      10.01      68.94      14.80
       110.00% max

     LTV           LTV         % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc       % MI
     ---           ---         -----------     ----------    -----------    ----------     ---------     --------       ----
        80.00%       89.99%       95.59           1.39           5.48          31.63         16.98         0.00         0.00
        90.00%       94.99%       87.07          10.59           7.84          43.21         22.40         0.00         0.00
        95.00%       99.99%       89.13           2.34           8.99          51.18         26.26         0.00         0.00
       100.00%      109.99%       96.58           0.06           4.76          25.09         14.70         0.00         0.00
       110.00% max

     LTV           LTV         % Int Only       % CA          % NY          % FL            2/28          3/27          5/25
     ---           ---         ----------       ----          ----          ----            ----          ----          ----
        80.00%       89.99%      30.94         46.83          4.87          6.04            85.80          3.85         3.82
        90.00%       94.99%      18.88         43.43          7.15          7.14            79.96          4.99         2.67
        95.00%       99.99%      16.73         30.19          7.92         11.37            75.80          1.82         1.11
       100.00%      109.99%       0.00         46.35          5.08          5.05             0.95          0.00         0.00
       110.00% max


VI. IO LOANS

                                         Row - %              Wtd Avg         Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
   FICO Low            FICO High     Total Collateral     Curr. Bal./Loan       FICO       DTI        LTV        GWAC       % SFD
   --------            ---------     ----------------     ---------------       ----       ---        ---        ----       -----
           500          524
           525          574                0.12              275,066.67        557.00     45.83      78.11       6.41       100.00
           575          599                0.97              263,286.60        591.00     42.36      80.07       6.69       81.44
           600          619                1.74              299,807.24        609.00     41.17      82.45       6.45       83.31
           620          639                2.68              286,601.29        630.00     38.83      80.07       6.29       77.05
           640          659                3.57              323,703.81        649.00     39.35      81.02       6.24       64.82
           660          679                5.27              335,587.83        669.00     37.50      80.81       6.40       64.21
           680          699                2.94              301,267.88        689.00     40.62      81.13       6.33       75.14
           700          724                2.73              316,762.47        711.00     40.19      81.24       6.26       73.06
           725          749                2.16              318,608.88        737.00     40.02      79.66       6.06       70.03
           750 max                         1.21              329,158.38        773.00     41.75      80.27       6.24       58.89

   FICO Low            FICO High      % PUD      % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc
   --------            ---------      -----      -----------     ----------    -----------    ----------     ---------     --------
           500          524
           525          574            0.00        100.00           0.00           0.00          79.25         20.75         0.00
           575          599           12.46         98.54           0.00           0.00          53.65         46.35         0.00
           600          619            9.51         97.20           0.00           3.36          61.83         27.34         0.00
           620          639           15.30         99.48           0.00           0.00          61.17         36.00         0.00
           640          659           17.43        100.00           0.00           3.62          62.74         17.29         0.00
           660          679           21.54         99.45           0.00           0.00          24.21         24.79         0.00
           680          699           17.08         96.61           0.00           0.00          22.98         20.98         0.00
           700          724           16.89         94.49           0.88           0.00          23.90         22.23         0.00
           725          749           14.79         95.97           0.00           3.14          26.30         15.12         0.00
           750 max                     8.02         96.59           0.00           9.86          36.29         17.64         0.00

   FICO Low            FICO High   % MI     % Int Only       % CA          % NY         % FL      2 yr IO       3 yr IO      5 yr IO
   --------            ---------   ----     ----------       ----          ----         ----      -------       -------      -------
           500          524
           525          574        0.00       100.00        31.99         47.26         20.75        0.00          0.00       100.00
           575          599        0.00       100.00        63.68          5.03          3.47        0.00          0.00        94.54
           600          619        0.00       100.00        63.62          3.36          0.00        0.00          0.00        93.44
           620          639        0.00       100.00        52.77         11.57          4.96        0.00          0.00        90.11
           640          659        0.00       100.00        63.62          1.63          3.06        0.00          0.00        87.11
           660          679        0.00       100.00        65.15          2.97          4.57        0.00          0.00        93.29
           680          699        0.00       100.00        52.62          6.26          3.06        0.00          0.00        96.83
           700          724        0.00       100.00        66.10          2.78          0.00        0.00          0.00        92.26
           725          749        0.00       100.00        71.31          4.70          0.86        0.00          0.00        94.47
           750 max                 0.00       100.00        83.23          0.00          0.00        0.00          0.00        96.15


VII. SECOND LIEN LOANS (IF ANY)

                                         Row - %              Wtd Avg         Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
   FICO Low            FICO High     Total Collateral     Curr. Bal./Loan       FICO       DTI        CLTV       GWAC       % SFD
   --------            ---------     ----------------     ---------------       ----       ---        ----       ----       -----
           500          524
           525          574
           575          599                0.55              43,983.63         590.00     41.96      99.61       10.74      75.16
           600          619                1.32              54,396.33         610.00     42.28      99.46       10.81      71.20
           620          639                1.43              61,087.19         630.00     40.44      98.87       10.36      77.00
           640          659                1.84              65,363.23         650.00     42.06      99.68       10.17      67.54
           660          679                1.61              66,374.15         669.00     39.82      99.58       10.03      64.79
           680          699                1.21              70,149.09         689.00     42.20      99.75        9.72      72.68
           700          724                1.08              70,238.51         710.00     41.45      99.80        9.43      70.43
           725          749                0.72              70,107.36         737.00     41.36      98.40        9.39      54.71
           750 max                         0.58              66,983.72         770.00     41.97      99.76        9.19      52.39

   FICO Low            FICO High    % PUD      % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc
   --------            ---------    -----      -----------     ----------    -----------    ----------     ---------     --------
           500          524
           525          574
           575          599         17.97        100.00           0.00           0.00          78.53         11.95         0.00
           600          619         15.99         99.24           0.00           1.14          31.58         17.12         0.00
           620          639         11.19         99.37           0.00           1.63          28.90         18.44         0.00
           640          659         16.18        100.00           0.00           5.90          26.63         12.78         0.00
           660          679         18.14        100.00           0.00           1.74          18.12         15.56         0.00
           680          699         12.58         92.90           0.00           7.43          10.81         14.93         0.00
           700          724         13.07         93.41           0.50           7.90          13.91         11.68         0.00
           725          749         16.07         86.66           2.93          17.35           9.29         14.49         0.00
           750 max                  13.02         84.93           0.00          14.33          22.80         10.23         0.00

   FICO Low            FICO High     % MI     % Int Only       % CA          % NY          % FL
   --------            ---------     ----     ----------       ----          ----          ----
           500          524
           525          574
           575          599          0.00        0.00         29.60          4.76         11.23
           600          619          0.00        0.00         32.11          5.30          4.20
           620          639          0.00        0.00         38.85          9.76          6.49
           640          659          0.00        0.00         53.66          1.67          3.37
           660          679          0.00        0.00         51.34          5.33          5.54
           680          699          0.00        0.00         47.40          4.80          6.07
           700          724          0.00        0.00         54.01          8.34          3.63
           725          749          0.00        0.00         52.46          3.33          6.41
           750 max                   0.00        0.00         57.08          0.00          3.37


VIII. MANUFACTURED HOME LOANS (IF ANY)

                                           Row - %              Wtd Avg         Wtd Avg    Wtd Avg    Wtd Avg     Wtd Avg
   FICO Low            FICO High       Total Collateral     Curr. Bal./Loan       FICO       DTI        LTV        GWAC       % SFD
   --------            ---------       ----------------     ---------------       ----       ---        ---        ----       -----
           500          524
           525          574
           575          599
           600          619
           620          639
           640          659
           660          679
           680          699
           700          724
           725          749
           750 max

   FICO Low            FICO High     % PUD      % Owner Occ     % Investor    % 2+ family    % Full Doc     % Ltd Doc     % No Doc
   --------            ---------     -----      -----------     ----------    -----------    ----------     ---------     --------
           500          524
           525          574
           575          599
           600          619
           620          639
           640          659
           660          679
           680          699
           700          724
           725          749
           750 max
                                                              %            %
   FICO Low            FICO High    % MI     % Int Only   Land/Home  Single wide   % CA         % NY         % FL          2/28
   --------            ---------    ----     ----------   ---------  -----------   ----         ----         ----          ----
           500          524
           525          574
           575          599
           600          619
           620          639
           640          659
           660          679
           680          699
           700          724
           725          749
           750 max

   FICO Low            FICO High      3/27         5/25
   --------            ---------      ----         ----
           500          524
           525          574
           575          599
           600          619
           620          639
           640          659
           660          679
           680          699
           700          724
           725          749
           750 max